211552v3
21

211552v3
[Execution Copy]
211552v3

AMENDMENT NO.2
to
LOAN AND SECURITY AGREEMENT
dated as of August27, 1999


THIS AMENDMENT NO. 2 dated as of August 11, 2000 is made by and among WINSLOEW FURNITURE, INC. a Florida corporation, WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation, LOEWENSTEIN, INC., a Florida corporation, TEXACRAFT, INC., a Texas corporation, TROPIC CRAFT, INC., a Florida corporation, WINSTON PROPERTIES, INC., an Alabama corporation, POMPEII FURNITURE CO., INC., a Florida corporation, WABASH VALLEY MANUFACTURING, INC., an Indiana corporation (collectively, the "Borrowers"), the financial institutions party to this Agreement from time to time (the "Lenders"), HELLER FINANCIAL, INC. and CIBC INC. as co-agents (each a "Co-Agent" and collectively, the "Co-Agents"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

Preliminary Statements

The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of August 27, 1999, as amended by Amendment No. 1 dated as of March 30, 2000 (as amended and in effect, the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined). WinsLoew intends to acquire the outstanding capital stock of Charter Furniture Corporation, a California corporation ("Charter"), pursuant to a Stock Purchase Agreement dated as of July 21, 2000 (the "Charter Purchase Agreement"), between WinsLoew and the stockholders of Charter named therein (the "Charter Sellers"), a copy of which has been provided to the Administrative Agent, and in accordance with the provisions of Sections
10.11 and 12.4 of the Loan Agreement. The Borrowers and the Lenders desire that Charter become a "Borrower" under the Loan Agreement immediately upon consummation of such Acquisition.

Accordingly, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Loan Agreement. From and after the date hereof, subject to satisfaction of the conditions set forth in Section 2, the Loan Agreement shall be amended as follows:

(a) Section 1.1 Definitions is amended by adding thereto in appropriate alphabetical order the following definition:

"Charter" means Charter Furniture Corporation, a California corporation and a Wholly Owned Subsidiary of WinsLoew.

(b) Section 1.1 Definitions is further amended by amending the definition of "Borrower" in its entirety to read as follows:

"Borrower" means each of WinsLoew, Winston, Loewenstein, Texacraft, Tropic Craft, WPI, Pompeii, Wabash, Charter and each other Person a party to this Agreement as a "Borrower," whether as of the Effective Date or as of a later date pursuant to Section 6.2 or otherwise.

Section 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof on the first date (the "Amendment Effective Date") on which the Administrative Agent has received each of the following, each in form and substance satisfactory to the Administrative Agent (terms defined in the Loan Agreement as amended by this Amendment being used in this Section 2 as so defined) and in a number of copies (other than the allonges to the Notes) sufficient for each Lender:

(a) 15 copies of this Amendment duly executed and delivered by each Borrower and each Lender and Charter;

(b) an allonge to each Note outstanding under the Loan Agreement, duly executed and delivered by Charter;

(c) an amendment to the WinsLoew Pledge Agreement duly executed and delivered by WinsLoew as to the Charter shares acquired pursuant to the Charter Purchase Agreement, together with any and all deliveries contemplated thereby;

(d) results of UCC, tax, and judgment lien searches in respect of Charter and evidence, satisfactory to the Administrative Agent, that any Liens reflected therein have been discharged or that the Administrative Agent is in possession of appropriate releases permitting it to effect such discharge;

(e) Financing Statements signed by Charter in appropriate form for filing in each jurisdiction in which such a filing is required to perfect the Security Interest;

(f) any landlord or mortgagee Lien subordination or waiver agreements as the Administrative Agent may request, duly executed and delivered by the respective landlords or mortgagees;

(g) a copy of the opinion letter of the Charter Sellers' counsel delivered pursuant to the provisions of the Charter Purchase Agreement, addressed to the Administrative Agent and the Lenders or accompanied by a letter of such counsel expressly permitting the Administrative Agent and the Lenders to rely on the opinions expressed therein;

(h) an opinion of counsel for the Borrowers as to the due authorization, execution and delivery of this Amendment and the other Loan Documents contemplated hereby to be delivered in connection with the effectiveness hereof by any Loan Party, as to the enforceability of this Amendment, the Loan Agreement as amended hereby and such other Loan Documents, and such other matters related to the Acquisition of Charter or such Loan Document as any Lender through the Administrative Agent may reasonably request;

(i) a certificate of the Secretary of WinsLoew having attached thereto true and correct copies of the Charter Purchase Agreement and each other agreement, instrument, certificate and other document contemplated thereby to be delivered in connection with the consummation of the transactions contemplated thereby;

(j) a certificate of the President of WinsLoew or a Financial Officer to the effect that the Acquisition of Charter has been consummated substantially in accordance with the terms of the Charter Purchase Agreement, without any waiver or modification of any material provision thereof, that after giving effect thereto and to this Amendment, the representations and warranties of the Borrowers set forth in the Loan Agreement are true and correct in all material respects (having attached to such certificate any modified Schedules required to make such statement true), without limiting the generality of the foregoing, a specific statement that the conditions set forth in Section 6.2 of the Loan Agreement to the making of any Acquisition Loan, have been satisfied as of the date of such certificate, and that no Default or Event of Default exists;

(k) the Administrative Agent shall have received evidence satisfactory to it that the Trivest Investors have made an additional cash equity contribution to WinsLoew in an amount not less than $1,500,000 and that individual sellers under the Charter Purchase Agreement have continued/invested not less than $1,850,000 in WinsLoew in the form of roll-over equity; and

(l) such other agreements, certificates, instruments and other documents as any Lender through the Administrative Agent may reasonably request (including, without being limited to, a collateral assignment of WinsLoew's rights and indemnities under the Charter Purchase Agreement) in connection with the transactions contemplated hereby.

Section 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that it has the corporate power and has taken all actions necessary to authorize it to execute and deliver this Amendment and the other documents contemplated to be delivered by it pursuant to this Amendment and to perform its obligations under the Loan Agreement as amended by this Amendment and under such other documents; that this Amendment has been and each such other document when executed and delivered by such Borrower will have been, duly executed and delivered by such Borrower; and that the Loan Agreement as amended hereby and each such other document, constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms.

Section 4. Effect of Amendment. The conditions to the obligations of the Lenders to make the Acquisition Loan in the original principal amount of $15,150,000 requested by the Borrowers in connection with the Charter Acquisition shall be satisfied by the occurrence of the Amendment Effective Date. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof' and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. By its execution hereof, from and after the Amendment Effective Date, Charter shall be a "Borrower" under the Loan Agreement for all purposes hereof and Charter shall have confirmed for the benefit of the Lenders and the Administrative Agent that it has received a copy of the Loan Agreement, confirms the pledge and grant of a continuing security interest contained therein and agrees to observe and be bound by all provisions thereof binding upon the Borrowers (or any of them).

Section 5. Counterpart Execution: Governing Law.
           -------------------------------------

(a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

[signatures appear on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

WINSLOEW FURNITURE, INC.


By:___________________________________________________________
Vincent A. Tortorici, Jr.
Vice President



WINSTON FURNITURE COMPANY OF ALABAMA, INC


By:___________________________________________________________
Vincent A. Tortorici, Jr.
Vice President



LOEWENSTEIN, INC.



By: __________________________________________________________
Vincent A. Tortorici, Jr.
Vice President



TEXACRAFT INC.


By: __________________________________________________________
Vincent A. Tortorici, Jr.
Vice President



TROPIC CRAFT INC


By: __________________________________________________________
Vincent A. Tortorici, Jr
Vice President



WINSTON PROPERTIES, INC.


By: __________________________________________________________
Vincent A. Tortorici, Jr
Vice President



POMPEII FURNITURE CO., INC.


By: __________________________________________________________
Vincent A. Tortorici, Jr
Vice President



WABASH VALLEY MANUFACTURING, INC.


By: __________________________________________________________
Vincent A. Tortorici, Jr
Vice President



Accepted and agreed:

CHARTER FURNITURE CORPORATION


By: __________________________________________________________
Name: __________________________________________________
Title: _________________________________________________

ADMINISTRATIVE AGENT:

FLEET CAPITAL CORPORATION


By: __________________________________________________________
Robert Moore
Senior Vice President

CO- AGENT:

CIBC INC.


By: __________________________________________________________
Name:
Title

CO-AGENT:

HELLER FINANCIAL, INC.


By: __________________________________________________________
Name:
Title:

LENDERS:

FLEET CAPITAL CORPORATION


By: __________________________________________________________
Robert Moore
Senior Vice President

ANTARES CAPITAL CORPORATION


By: __________________________________________________________
Name:
Title:

BANK LEUMI LE ISRAEL BM MIAMI


By: __________________________________________________________
Name:
Title:

CHASE MANHATTAN BANK, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999


By: __________________________________________________________
Name:
Title:

CIBC INC.


By: __________________________________________________________
Name:
Title:

COMERICA BANK


By: __________________________________________________________
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION


By: __________________________________________________________
Name:
Title:

GMAC BUSINESS CREDIT, LLC


By: __________________________________________________________
Name:
Title:

HELLER FINANCIAL, INC.


By: __________________________________________________________
Name:
Title:

SUNTRUST BANK, ATLANTA


By: __________________________________________________________
Name:
Title:

WACHOVIA BANK, N.A.


By: __________________________________________________________
Name:
Title: